                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                           MICHAEL BAKER CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

                           MICHAEL BAKER CORPORATION
                                 P.O. BOX 12259
                      PITTSBURGH, PENNSYLVANIA 15231-0259

                                                                  March 30, 2001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001

TO THE SHAREHOLDERS OF MICHAEL BAKER CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of MICHAEL BAKER CORPORATION (the "Company") will be held at the Pittsburgh Airport Marriott, 777 Aten Rd., Coraopolis, Pennsylvania 15108 on Wednesday, April 25, 2001 at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

          1. The election by the holders of the Common Capital Stock of the Company of nine directors as follows to serve for a one-year term or until their respective successors shall have been elected and shall have qualified:

           A. The election by the holders of Common Stock and Series B Common Stock (voting together) of six directors; and

           B. The election by the holders of Common Stock of three directors.

          2. Such other matters as may properly be brought before the Annual Meeting.

     The close of business on March 1, 2001 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof, and only shareholders of record on such date are entitled to notice of and to vote at said Annual Meeting.

     You may find up to four proxy cards enclosed. If you hold both Common Stock and Series B Common Stock of the Company directly, you will find enclosed two proxy cards. If you hold both Common Stock and Series B Common Stock of the Company through the Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), you will find enclosed two proxy cards. The Company's 2000 Annual Report to Shareholders is also enclosed.

     You are cordially invited to attend the Annual Meeting of Shareholders. Whether or not you plan to attend the Annual Meeting, we encourage you to vote. You may vote by Internet by accessing "www.voteproxy.com;" or vote by signing, dating and promptly returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

                                                     By Order of the Board of
                                                            Directors,

                                                        H. JAMES MCKNIGHT
                                                            Secretary

                           MICHAEL BAKER CORPORATION

                            PITTSBURGH, PENNSYLVANIA

                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS-APRIL 25, 2001

                              GENERAL INFORMATION

     The solicitation of the proxy or proxies enclosed with this proxy statement is made on behalf of the Board of Directors of Michael Baker Corporation (the "Company"), P.O. Box 12259, Pittsburgh, Pennsylvania 15231-0259, for the Annual Meeting of Shareholders to be held on Wednesday, April 25, 2001 at 10:00 a.m. at the Pittsburgh Airport Marriott, 777 Aten Rd., Coraopolis, Pennsylvania 15108. It is expected that this Proxy Statement and proxies will be mailed to shareholders on or about March 30, 2001.

     The Company's Common Capital Stock is divided into two series, denominated Common Stock and Series B Common Stock. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to the shareholders, and each share of Series B Common Stock entitles the holder thereof to ten votes on all such matters. All matters submitted to a vote of shareholders are voted upon by holders of Common Stock and Series B Common Stock voting together, except that (i) holders of Common Stock and holders of Series B Common Stock are each entitled to vote separately as a series on certain extraordinary transactions involving the Company or on certain amendments to the Company's Articles of Incorporation, and (ii) holders of Common Stock, voting separately as a class, are entitled to elect one-fourth of the directors to be elected at a meeting (other than those electable by holders of Cumulative Preferred Stock if any is issued in the future), rounded, if necessary, to the next higher whole number. Holders of Common Stock vote together with the holders of Series B Common Stock on the election of the remaining directors (other than those electable by holders of Cumulative Preferred Stock if any is issued in the future).

     Holders of Common Stock and Series B Common Stock have cumulative voting rights in the election of directors, including, in the case of the holders of Common Stock, directors elected by such holders voting separately as a class. Cumulative voting entitles each shareholder to that number of votes in the election of directors as is equal to the number of shares which he holds of record (multiplied by ten, in the case of Series B Common Stock) multiplied by the total number of directors to be elected, and to cast the whole number of such votes for one nominee or distribute them among any two or more nominees as he chooses. Shares represented by proxies, unless otherwise indicated on the proxy card, will be voted cumulatively in such manner that the number of shares so voted for each nominee (and for any substitute nominated by the Board of Directors if any nominee listed becomes unable or is unwilling to serve) will be as nearly equal as possible. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of Common Stock and Series B Common Stock, (voting together) and the three nominees receiving the highest number of affirmative votes cast at the Annual Meeting by the holders of the Common Stock, voting in person or by proxy, a quorum being present, will be elected as directors.

     On March 1, 2001, the Company had outstanding 6,983,970 shares of Common Stock (entitling holders to 6,983,970 votes) and 1,304,415 shares of Series B Common Stock (entitling holders to 13,044,150 votes). Holders of Common Stock and Series B Common Stock of record at the close of business on March 1, 2001 are entitled to notice of and to vote on all matters that may properly come before the Annual Meeting, except that holders of Series B Common Stock may not vote for the election of directors electable solely by the holders of Common Stock.

     The proxy solicited hereby may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Company or by delivering a proxy bearing a later date or by attending and voting at the Annual Meeting of Shareholders or any adjournment thereof. Unrevoked proxies will be voted at the Annual Meeting in accordance with the specifications made thereon, but in the absence of such specifications will be voted FOR each proposal. Votes with respect to certain extraordinary transactions, amendments to the Company's Articles of Incorporation, and the election of directors will be counted as set forth above. With respect to all other matters brought before the Annual Meeting, the affirmative vote of the holders of shares representing the majority of the votes cast at the Annual Meeting (in person or by proxy) will be required to approve such matter.

     The Board of Directors does not know of any other business that may be presented for consideration at the 2001 Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of those named in the Proxies solicited hereby to vote the shares represented by such Proxies in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     A proposal submitted by a shareholder for the regular annual meeting of shareholders to be held in 2002 must be received by the Secretary, Michael Baker Corporation on or prior to November 30, 2001 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting. In connection with the 2002 Annual Meeting of Shareholders, if the Company does not receive notice of a matter or proposal to be considered, on or before February 13, 2002, then the persons appointed by the Board of Directors to act as proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal raised at such annual meeting.

     Section 2.01.1 of the Company's By-Laws sets forth procedures by which shareholders may nominate candidates for election as directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock and Series B Common Stock as of March 1, 2001 held by each person known by the Board of Directors of the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Series B Common Stock of the Company, by each director and nominee, by each of the executive officers named in the Summary Compensation Table included elsewhere in this Proxy Statement (the "Summary Compensation Table"), and by all directors and executive officers as a group. The Michael Baker Corporation Employee Stock Ownership Plan and Trust (the "ESOP") holds 72.1% of the voting power of the Company's outstanding Common Capital Stock. The information in the table concerning beneficial ownership is based upon information furnished to the Company by or on behalf of the persons named in the table.

                                              COMMON STOCK                  SERIES B COMMON STOCK
                                      -----------------------------      ---------------------------
                                       NUMBER OF                          NUMBER OF
                                       SHARES AND                         SHARES AND
                                       NATURE OF                          NATURE OF
                                       BENEFICIAL                         BENEFICIAL
                NAME                  OWNERSHIP(1)          PERCENT      OWNERSHIP(1)        PERCENT
                ----                  ------------          -------      ------------        -------
Michael Baker Corporation               2,197,496            31.5         1,223,325            93.7
Employee Stock Ownership
Plan and Trust(1)
  Michael Baker Corporation
  P.O. Box 12259
  Pittsburgh, PA 15231-0259
Goldman, Sachs Asset Management(2)      1,143,300            16.4              None              --
  85 Broad Street
  New York, NY 10004
Lord, Abbett & Co.(3)                     669,400             9.6              None              --
  90 Hudson Street
  Jersey City, NJ 07302
Dimensional Fund Advisors Inc.(4)         481,214             6.9              None              --
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA 90401
Seacor Smit, Inc.(5)                      393,800             5.6              None              --
  1370 Avenue of the Americas
  25th Floor
  New York, NY 10019
Robert N. Bontempo                          6,000(8)            *              None              --
Nicholas P. Constantakis                   11,500(8)            *              None              --
William J. Copeland                         9,300(8)            *              None              --
Donald P. Fusilli, Jr.                     47,704(6)(8)         *            10,332(7)            *
Roy V. Gavert, Jr.                          7,500(8)            *              None              --
Thomas D. Larson                            8,555(8)            *              None              --
H. James McKnight                          18,203(6)(8)         *               676(7)            *
John E. Murray, Jr.                         6,000(8)            *              None              --
Pamela S. Pierce                             None              --              None              --
Richard L. Shaw                            64,205(8)            *              None              --
John D. Whiteford                           7,048(6)(8)         *             3,870(7)            *
Michael D. Whitten                            503(6)            *                22(7)            *
Edward L. Wiley                            56,805(6)(8)         *            18,901(7)
All Directors and                         260,165(6)(8)       3.7            36,280(7)            *
  Executive Officers as a group
  (16 persons)

---------

*Less than 1%

(1) Under regulations of the Securities and Exchange Commission, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Unless otherwise indicated in the other footnotes below, each person has sole voting power and sole investment power as to all shares listed opposite his name. The ESOP requires the trustee to vote the shares held by the trust in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Allocated shares for which no such instructions are given and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given. In the case of a tender offer, allocated shares for which no instructions are given are not voted or tendered, and shares not allocated to the account of any employee are voted by the trustee in the same proportion as the votes for which participant instructions are given.

(2) According to the Schedule 13G dated February 14, 2001, Goldman, Sachs Asset Management had the right to dispose of 1,143,300 shares of Common Stock but the right to vote only 895,400 shares of Common Stock.

(3) According to the Schedule 13G dated January 19, 2001, Lord, Abbett & Co. had the right to vote and dispose of 669,400 shares of Common Stock.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds" according to the
    Schedule 13G, dated as of February 2, 2001 filed by Dimensional. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company described in the
    Schedule 13G that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5) According to Schedule 13D dated January 19, 2001, Seacor Smit, Inc. had the right to vote and dispose of 393,800 shares of Common Stock.

(6) Includes the number of shares of Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli (13,769 shares); Mr. McKnight (2,621 shares); Mr. Whiteford (4,378 shares); Mr. Whitten (503 shares); Mr. Wiley (20,736 shares); and directors and officers as a group (48,626 shares). ESOP holdings have been rounded to the nearest full share.

(7) Includes the number of shares of Series B Common Stock indicated for each of the following persons or group which are allocated to their respective accounts as participants in the ESOP and as to which they are entitled to give binding voting instructions to the trustee of the ESOP: Mr. Fusilli (10,332 shares); Mr. McKnight (676 shares); Mr. Whiteford (3,870 shares); Mr. Whitten (22 shares); Mr. Wiley (18,901 shares); and directors and officers as a group (36,280 shares). ESOP holdings have been rounded to the nearest full share.

(8) Includes the number of shares of Common Stock issuable pursuant to stock options which may be exercised within 60 days of March 1, 2001: Mr. Bontempo (4,000 shares); Mr. Constantakis (1,000 shares); Mr. Copeland (5,000 shares); Mr. Fusilli (33,935 shares); Mr. Gavert (5,000 shares); Mr. Larson (4,000 shares); Mr. McKnight (15,582 shares); Mr. Murray (4,000 shares); Mr. Shaw (54,000 shares); Mr. Whiteford (2,670 shares); Mr. Wiley (33,069 shares); and all directors and officers as a group (172,479 shares).

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Nine directors will be elected for a one-year term expiring on the date of the next Annual Meeting of Shareholders or until their respective successors shall have been elected and shall have qualified. Six directors are to be elected by the holders of Common Stock and Series B Common Stock voting together, and three directors are to be elected solely by the holders of Common Stock. The persons named in the enclosed proxies intend to vote for the nominees whose names appear below. Although it is expected that all such nominees will be available for election, if any of them becomes unable or is unwilling to serve at the time the election occurs, it is intended that shares represented by proxies will be voted for the election of the other nominees named and such substituted nominees, if any, as shall be designated by the Company's Board of Directors.

     The following table sets forth certain information regarding the nominees as of March 1, 2001. All of the nominees were elected directors by the Company's shareholders at the 2000 Annual Meeting except for Ms. Pierce and Mr. Fusilli. Ms. Pierce was appointed to the Board on December 14, 2000 to fill a vacancy. Mr. Fusilli was nominated to fill a vacancy created by an increase in the size of the Board from eight to nine members. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years.

                                  DIRECTOR                  PRINCIPAL OCCUPATION; OTHER
            NOMINEE                SINCE                         DIRECTORSHIPS; AGE
            -------               --------                  ---------------------------
TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES B COMMON STOCK
Robert N. Bontempo                  1997         Associate Professor of International Business at
                                                 Columbia University Graduate School of Business
                                                 since July 1994; formerly Assistant Professor of
                                                 International Business at Columbia University
                                                 Graduate School of Business from July 1989 to July
                                                 1994; Fellow at the Center for Advanced Study at
                                                 Stanford University, Summer 1992; formerly
                                                 Personnel Research Analyst at IBM Corporate
                                                 Headquarters; Age 42

Nicholas P. Constantakis            1999         Retired. Formerly Partner, Andersen Worldwide SC
                                                 (independent public accountants and consultants)
                                                 from prior to 1994 to September 1997; Director or
                                                 Trustee of various investment companies affiliated
                                                 with Federated Investors; Age 61

Thomas D. Larson                    1993         Self employed (consultant); formerly
                                                 Administrator, United States Federal Highway
                                                 Administration until January 1992; formerly
                                                 Secretary of the Pennsylvania Department of
                                                 Transportation; formerly Professor of Engi-
                                                 neering, The Pennsylvania State University; Age 72

Donald P. Fusilli, Jr.               --          President and Chief Operating Officer since May
                                                 2000; formerly Executive Vice President - Energy
                                                 since 1994; formerly Executive Vice President,
                                                 General Counsel and Secretary from October 1991 to
                                                 July 1994; formerly Vice President, General
                                                 Counsel and Secretary from December 1989 to
                                                 October 1991; Age 49

John E. Murray, Jr.                 1997         President and Professor of Law of Duquesne
                                                 University since July 1988; formerly University
                                                 Distinguished Service Professor at University of
                                                 Pittsburgh; formerly Dean of Villanova University
                                                 School of Law; formerly Acting Dean and Professor
                                                 at Duquesne University School of Law; Director or
                                                 Trustee of various investment companies affiliated
                                                 with Federated Investors; Age 68

                                  DIRECTOR                  PRINCIPAL OCCUPATION; OTHER
            NOMINEE                SINCE                         DIRECTORSHIPS; AGE
            -------               --------                  ---------------------------
Richard L. Shaw                     1966         Chairman of the Board and Chief Executive Officer,
                                                 since September 1999; formerly Chairman of the
                                                 Board since September 1994; formerly Chairman of
                                                 the Board, President and Chief Executive Officer
                                                 of the Company from September 1993 through
                                                 September 1994; formerly President and Chief
                                                 Executive Officer of the Company from April 1984
                                                 to May 1992; Director of L.B. Foster Company
                                                 (manufacturing); Age 73

TO BE ELECTED SOLELY BY HOLDERS OF COMMON STOCK
William J. Copeland                 1983         Retired; formerly Chairman of the Board of the
                                                 Company; formerly Vice Chairman of the Board of
                                                 PNC Financial Corp. and Pittsburgh National Bank;
                                                 Director or trustee of various investment
                                                 companies affiliated with Federated Investors; Age
                                                 82

Roy V. Gavert, Jr.                  1988         President and Chief Executive Officer of Kiplivit
                                                 North America, Inc. (manufacturing) since July
                                                 1995; formerly Managing Director of World Class
                                                 Processing, Inc. (manufacturing); formerly
                                                 principal of the Horton Company (manufacturer of
                                                 valves for household appliances); formerly
                                                 Managing Director of Gavert Wennerholm & Co.
                                                 (venture capital); formerly Managing Director of
                                                 Eagle Capital, Inc. (investment bank and venture
                                                 capital); formerly Executive Vice President,
                                                 Westinghouse Electric Corporation; Age 67

Pamela S. Pierce                    2000         President and Chief Executive Officer of Mirant
                                                 Americas Energy Capital LP since September 2000;
                                                 formerly Vice President Business Development
                                                 Vastar Resources , Inc. from February 1996 to
                                                 September 2000; formerly Offshore Gulf of Mexico
                                                 Business Unit Manager, Vastar Resources Inc. from
                                                 January 1993 to February 1996; Age 46

BOARD AND COMMITTEE MEETINGS

     During 2000 there were ten meetings of the Company's Board of Directors. The Executive Committee of the Board of Directors, of which Messrs., Shaw, Gavert and Murray are members, held six meetings. The Audit Committee of the Board of Directors, of which Messrs. Bontempo, Constantakis and Murray are members, held five meetings. All Audit Committee members are independent as defined by the American Stock Exchange listing standards. The Compensation Committee, of which Messrs. Bontempo, Gavert, and Larson are members, held seven meetings. The Nominating/Governance Committee, of which Messrs. Bontempo, Copeland, and Murray are members held two meetings. The Executive Search Committee, of which Messrs. Bontempo, Larson, and Murray are members, held one meeting. All directors attended at least 75% of the total number of meetings of the Board of Directors and of the total number of meetings of committees of the Board of which they were members.

     The Executive Committee was established with all the powers and the right to exercise all the authority of the Board of Directors in the management of the business and affairs of the Company. The Audit Committee acts under a written charter which was adopted by the Board of Directors on May 23, 2000, a copy of which is attached hereto as Appendix A. The functions performed by the Audit Committee include recommending the independent accountants, reviewing with the independent accountants the plan for, and the results of, the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, reviewing the independence of the independent accountants, and reviewing the Company's system of internal accounting controls. The Audit Committee has considered whether the independent public accountant's provision of non-audit related services is compatible with maintaining the independence of the independent public accountants. The Compensation Committee reviews and recommends to the Board the compensation of senior executive personnel and directors. The Nominating/Governance Committee was established to consider and recommend candidates to sit on the Board of Directors. The Executive Search Committee was formed to identify and recommend a new Chief Executive Officer.

AUDIT COMMITTEE REPORT

     We have reviewed and discussed the consolidated balance sheet of Michael Baker Corporation and subsidiaries (the Company) as of December 31, 2000, and the related consolidated statements of income, shareholders investment and cash flows, for the year then ended, with management of the Company. These financial statements which are the responsibility of the Company's management, are included in the Company's Annual Report to Shareholders and in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. They have been audited by PricewaterhouseCoopers LLP, independent public accountants, and their report thereon which accompanies the financial statements is an important part of the Company's reporting responsibility to its shareholders. Our responsibility is to review the financial statements and hold discussions with Company management and the independent public accountants and based on this work make a recommendation to the Board of Directors of the Company.

     We have met with the independent public accountants and discussed the matters that they are required to communicate to us by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. These items include, but are not limited to, significant issues identified during the audit such as management judgments and accounting estimates, accounting policies, proposed audit adjustments, financial statement disclosure items and internal control issues, and if there were any disagreements with management or difficulties encountered in performing the audit.

     The Company's independent public accountants also provided us with written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). We have met with and discussed that firm's independence.

     Based on our review and discussions, described in the above three paragraphs, we have recommended to the Company's Board of Directors that the aforementioned 2000 audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee of the Company's Board of Directors.

     Robert N. Bontempo     Nicholas P. Constantakis     John E. Murray, Jr.

                             DIRECTORS AND OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation received by the Chief Executive Officer and the five remaining most highly compensated executive officers of the Company for the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL             LONG-TERM
                                                   COMPENSATION         COMPENSATION
                                               --------------------     ------------
                                                                         SHARES OF
                                                                        COMMON STOCK
                                                                         UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR      SALARY       BONUS       OPTIONS(1)      COMPENSATION(2)
---------------------------           ----      ------       -----      ------------     ---------------
Richard L. Shaw(3)                    2000     $400,000     $50,000            --           $ 11,124
  Chairman and                        1999     $127,100     $    --        51,000           $  2,995
  Chief Executive Officer             1998     $     --     $    --         1,000                 --

Donald P. Fusilli, Jr.(4)             2000     $309,553     $50,000            --           $ 86,657
  President and                       1999     $220,000          --            --           $ 11,188
  Chief Operating Officer             1998     $201,200     $23,022        27,480           $ 10,000

Michael D. Whitten                    2000     $157,749     $41,746            --           $140,242
  Executive Vice President            1999     $ 93,468     $ 7,789            --           $ 21,803
  --Energy                            1998     $     --     $    --            --           $     --

H. James McKnight                     2000     $215,034     $25,000            --           $ 11,973
  Executive Vice President,           1999     $182,000     $ 8,123            --           $ 11,051
  General Counsel and Secretary       1998     $167,500     $    --        22,886           $ 11,475

Edward L. Wiley                       2000     $226,200     $    --            --           $ 11,950
  Former Executive Vice President     1999     $218,600          --            --           $ 11,837
  --Civil                             1998     $206,200     $11,068        28,664           $ 11,400

John D. Whiteford                     2000     $175,833     $38,002            --           $ 67,309
  Executive Vice President            1999     $140,484     $ 1,166         3,561           $  7,485
  Engineering - North Region          1998     $ 85,498     $ 9,314            --           $  4,363

---------

(1) No stock options were granted to the executive officers in 2000. During 1999, of the named executive officers, only Richard L. Shaw was granted stock options. Stock options were granted on February 27, 1998, under the Company's 1995 Stock Incentive Plan. In addition, the Company also granted stock options under the Company's 1995 Stock Incentive Plan to the executive officers on April 23, 1998, which will vest in 2006.

(2) Includes matching contributions made by the Company under its 401(k) plan paid on behalf of the following individuals in 2000, 1999, and 1998: Mr. Fusilli, $10,500, $10,000, and $10,000; Mr. Whitten, $8,332, $3,967, and $0;
    Mr. McKnight, $9,651, $9,186, and $9,257; Mr. Wiley, $10,500, $10,000 and
    $10,000; and Mr. Whiteford, $8,862, $7,485, and $6,992. Also includes group life insurance premiums paid by the Company on behalf of the following individuals in 2000, 1999, and 1998, respectively: Mr. Shaw, $11,124, $2,295, and $0; Mr. Fusilli, $841, $1,188, and $0; Mr. Whitten, $58, $0, and
    $0; Mr. McKnight, $2,322, $1,865, and $2,218; Mr. Wiley, $1,450, $1,837, and
    $1,400; and Mr. Whiteford, $540, $0 and $0. Includes $113,228 in foreign taxes paid on behalf of Mr. Whitten incurred as an expatriate living abroad, and $75,316 and $57,907 in relocation expenses paid on behalf of Messrs. Fusilli and Whiteford, respectively.

(3) Mr. Shaw became the Chairman and Chief Executive Officer on September 7, 1999. The amounts set forth in Mr. Shaw's "Annual Compensation" are the actual amounts paid to Mr. Shaw for the period from September 7, 1999 based on an annual salary of $400,000.

(4) Mr. Fusilli was elected President and Chief Operating Officer of the Company effective March 10, 2000.

                      AGGREGATED OPTION EXERCISES IN 2000

                                                 NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                          SHARES                     UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON    VALUE            DECEMBER 31, 2000               DECEMBER 31, 2000
NAME                     EXERCISE     REALIZED      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(1)
----                    -----------   --------   -------------------------------   ----------------------------
Richard L. Shaw                0            0             35,117/14,883                  $35,117/$14,883
                               0            0                   4,000/0(2)               $      3,000/$0(2)
Donald P. Fusilli, Jr.         0            0             32,190/22,248                  $     26,958/$0
Michael D. Whitten             0            0                       0/0                  $          0/$0
H. James McKnight              0            0             14,113/18,497                  $      9,706/$0
Edward L. Wiley                0            0             31,278/22,791                  $     25,908/$0
John D. Whiteford              0            0                   1,780/0                  $          0/$0

---------

(1) Based on the exercise price and fair market value of the Common Stock as of December 31, 2000.

(2) Stock options granted under the 1996 Non-employee Directors' Stock Incentive Plan prior to Mr. Shaw becoming an employee in September 1999.

COMPENSATION OF DIRECTORS

     Compensation for non-employee directors during 2000 was set as follows:
Annual retainer--$15,000; Attendance at each regularly scheduled or special meeting of the Board of Directors--$1,000; Attendance at a Board of Directors committee meeting--$500; Telephonic attendance at a Board of Directors or committee meeting--$100; Additional annual retainer for chairman of the Board of Directors--$5,000; and Additional annual retainer for committee chairmen--$2,500.

     The Compensation Committee, with the assistance of William M. Mercer, a compensation consulting firm, reviewed compensation for non-employee directors in the context of similar policies among peer companies. Following that review, the annual retainer paid to non-employee directors was increased by $2,000 and the amount paid for attendance at committee meetings was increased by $250, effective in 2001.

     In addition, non-employee directors participate in the 1996 Non-employee Directors' Stock Incentive Plan, which provides long-term incentive compensation to eligible directors. Under this plan, each member of the Board of Directors who was not an employee of the Company or any of its subsidiaries was granted 500 restricted shares and an option to purchase 1,000 shares of Common Stock on the first business day following the Annual Meeting of Shareholders in 2000. During 2000, the Compensation Committee, with the assistance of William M. Mercer, reviewed the plan in the context of similar plans among peer companies. Based on its review, the Compensation Committee recommended to the Board of Directors that the plan be amended to increase by 500 the number of restricted shares and by 1,000 the number of options granted to each non-employee director on the first business day following each Annual Meeting of Shareholders beginning in 2001. The Board approved the amendment on February 21, 2000. In line with the Company's compensation philosophy, the largest increases for directors' compensation were in the "at-risk" category as described in the Compensation Committee report.

EMPLOYMENT CONTINUATION AGREEMENTS

     The Company entered into Employment Continuation Agreements with Messrs. Fusilli, McKnight, Whiteford and Whitten. Under the agreements with Messrs. Fusilli and McKnight, the executives agree to remain in the employ of the Company for thirty-six months following the date of a change of control (as defined in the agreements), and the Company agrees to provide salary and benefits at levels commensurate with those prior to the change of control for that period. The agreements further provide that if the executive's employment is terminated by reasons other than death, disability, voluntary termination (except a voluntary termination for good reason as defined in the agreements), or is terminated by the Company other than for cause (as defined in the agreements) during this period, the Company will pay the executives their (i) earned salary, (ii) a severance amount equal to three times the sum of the executives' annual base salary and the average bonus for the five fiscal years preceding the change of control, and (iii) obligations accrued under applicable benefit plans and programs, and continue their benefits for three years. The payments under the agreements may be subject to reduction to the extent that they are considered excess parachute payments under the Internal Revenue Code. Furthermore, the executives will under certain circumstances receive similar benefits if their employment is terminated in contemplation of a change of control and a change of control occurs within one year following such terminations.

     The agreements with Messrs. Whiteford and Whitten are essentially the same except that the executives agree to remain in the employ of the Company for twenty-four months following a change of control and the severance amount is an amount equal to two times the sum of the executive's annual base salary and the average bonus for the five fiscal years preceding the change of control with continued benefits for two years.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on page 12 shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

  Introduction

     Decisions regarding compensation of the Company's executives generally are made by a three-member Compensation Committee of the Board. In 2000 the Compensation Committee consisted of Dr. Larson as the Chairman and Messrs. Bontempo and Gavert.

     All recommendations of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the full Board. Set forth below is a report submitted by Messrs. Larson, Bontempo and Gavert in their capacity as the Board's Compensation Committee addressing the Company's compensation policies for 2000 as they affected executive officers of the Company.

  Compensation Philosophy

     The Company refocused its philosophy on compensation towards placing a greater share of employee compensation "at risk", thereby rewarding employees based on the overall performance of the Company, and adopting a new "line-of-sight" annual incentive compensation plan for 2001 to energize this philosophy. The following are the Company's compensation objectives:(i) to attract and retain executive officers and other key employees of outstanding ability, and to motivate all employees to perform to the full extent of their abilities; (ii) to ensure that pay is competitive with other leading companies in the Company's industry; (iii) to reward executive officers for corporate, group and individual performance; and (iv) to ensure that total compensation to the executive officers as a group is not disproportionate when compared to the Company's total employee population.

  Compensation

     The Compensation Committee retains the services of Hewitt Associates, a compensation consulting firm, to assist the Committee in connection with performance of its duties. Hewitt Associates provides ongoing advice to the Committee with respect to the reasonableness of compensation paid to executive officers of the Company. In addition, for a review of directors' compensation and to assist in the development of new annual and long-term incentive compensation plans and policies, the Compensation Committee retained William M. Mercer, a compensation consulting firm.

     Pursuant to the terms of his employment agreement with the Company, Mr. Shaw, as the Chief Executive Officer of the Company, was paid an annual salary of $400,000 in 2000. In addition, Mr. Shaw is entitled to participate in all compensation plans and programs for which he is eligible as an executive officer of the Company, to receive all benefits provided to the Company's executives and to receive a supplemental retirement benefit of $5,000 per month. Mr. Shaw was also paid a bonus of $50,000 based upon the Compensation Committee's review of attainment of certain of the Company's performance goals during 2000.

Also, during 2000 certain life insurance premiums in the amount of $11,124 were paid on Mr. Shaw's behalf. Pursuant to the terms of a previously granted option to purchase 50,000 shares of Common Stock under the 1995 Stock Incentive Plan, 14,883 of such options became exercisable on January 2, 2000.

     The Company applies a compensation program consisting of base salary, annual incentive compensation and long-term incentive compensation. In determining base salaries for 2000, the Compensation Committee reviewed the relationship of an executive's compensation to that of other executive officers of the Company, similar executive officers in comparable companies, and the Company's current and projected growth and profitability performance. In determining annual and long-term incentive compensation, the Compensation Committee reviewed the Company's performance in 2000.

     The Chief Executive Officer recommends to the Compensation Committee salary adjustments for executive officers. The Committee reviews these recommendations in light of the above factors. A final comparison is made to verify that the total percentage increase in compensation paid to the executive officers as a group is not disproportionate to the percentage increase applicable to other Company employee groups.

     In keeping with its philosophy of increasing the portion of employee compensation "at-risk", the Committee recommended and the Board approved a new Line-of-Sight 2001 Incentive Compensation Plan, in which all employees will have an opportunity to participate beginning in 2001. Under the Plan, the Committee established a Company performance goal measured by earnings per share. Upon achievement of the Company earnings per share performance goal and other Company goals established based upon an employee's group within the Plan, the employee may receive payment of an incentive award up to the amount of a preestablished incentive target. The incentive targets are based upon market comparisons to ensure that incentive compensation opportunities are competitive with other leading companies in the Company's industry. Providing an incentive compensation payment opportunity contingent upon the achievement of the Company's performance goals facilitates the objective of establishing a clear line of sight between the overall performance of the Company and the individual contribution of each employee.

  1995 Stock Incentive Plan

     The 1995 Stock Incentive Plan provides long-term incentive compensation to eligible employees. The Compensation Committee retained the services of William
M. Mercer, a compensation consulting firm, to assist the Committee in evaluating its practice of granting stock options relative to practices of other publicly-traded companies engaging in one or more lines of business comparable to those of the Company. In connection with this evaluation, the Compensation Committee intends to revise its guidelines relative to the grant of stock options.

     Stock options are awarded based on the Compensation Committee's judgment concerning the position and responsibilities of the employee being considered, the nature and value of his or her services, his or her current contribution to the success of the Company, the employee's cash compensation, the expected rate of appreciation in the value of the stock option, and any other factors which the Compensation Committee may deem relevant. Stock option awards tie the interests of employees to the long-term performance of the Company, and provide an effective incentive for employees to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the Company's stock price occurs over a number of years.

     The Committee determined not to make an annual grant of stock option awards in 2000. In 2001, the Committee will consider the grant of stock options to executive officers and other key employees in the context of motivating strategic behavior beneficial to the Company's long-term performance.

     This report is submitted by the Compensation Committee of the Company's Board of Directors.

     Robert N. Bontempo         Roy V. Gavert, Jr.         Thomas D. Larson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPANTS

     The members of the Compensation Committee in 2000, Robert N. Bontempo, Roy
V. Gavert, Jr. and Thomas D. Larson, are non-employee directors. During 2000, no executive officer of the Company served on a compensation committee (or other board committee performing equivalent functions) or on the board of directors of any entity (other than the Company's Board of Directors) related to any member of the Company's Board of Directors.

STOCK PERFORMANCE GRAPH

     The line graph below compares, for the five year period commencing December 31, 1995, the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Index, the Russell 2000 Index, and a peer group identified by the Company to best approximate the Company's diverse business groups.

     The peer group was selected to include publicly-traded Companies engaging in one or more of the Company's lines of business: engineering, construction management and operations and maintenance.

     The peer group consists of the following Companies: Kaiser Group International, Inc., STV Group International, Inc., Tetra Tech, Inc., URS Corp., and Roy F. Weston, Inc. Harding Lawson Associates Group, Inc. and Stone & Webster, Inc., which were formerly included in the peer group, were acquired and are no longer publicly-traded.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*
              AMONG MICHAEL BAKER CORPORATION, THE S&P 500 INDEX,
                             THE RUSSELL 2000 INDEX

                                           MICHAEL BAKER
                                            CORPORATION             PEER GROUP            RUSSELL 2000             S&P 500
                                           -------------            ----------            ------------             -------
12/95                                           100                    100                    100                    100
12/96                                           128                     94                    117                    123
12/97                                           195                    126                    143                    164
12/98                                           195                    192                    139                    211
12/99                                           133                    147                    168                    255
12/00                                           155                    227                    163                    232

* Assumes $100 invested on December 31, 1995 in the Company's Common Stock, the peer group, the S&P 500 Index, and the Russell 2000 Index, and assumes reinvestment of dividends.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms which they file. The Company believes that all such filing requirements applicable to its executive officers and directors were complied with in 2000, except that William J. Copeland and Thomas D. Larson each made a late filing to report a purchase, and Mr. Mooney's initial filing on Form 3 was made late. In making the disclosure under this paragraph the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

TRANSACTIONS WITH MANAGEMENT

     The Company entered into an employment agreement with Richard L. Shaw in April 1988, which agreement was supplemented in March 1992, October 1994, June 1995, March 1998 and September 1999. Mr. Shaw is currently compensated as Chief Executive Officer at an annual salary of approximately $425,000. In addition, pursuant to the agreement, the Company covers costs of health insurance, reimburses actual out-of-pocket expenses and maintains a life insurance policy for Mr. Shaw. This agreement also provides for a supplemental retirement benefit of $5,000 per month commencing on expiration of the agreement.

                                    AUDITORS

     The Board of Directors of the Company has selected the independent accounting firm of PricewaterhouseCoopers LLP ("PwC") to examine the financial statements of the Company for 2001.

     PwC audited the financial statements of the Company for 2000. The Board of Directors expects that representatives of PwC will be present at the Annual Meeting of Shareholders and, while such representatives do not currently plan to make a statement at the Annual Meeting, they will be available to respond to appropriate questions.

AUDIT FEES

     The Company was billed $315,100 in aggregate fees for the professional services rendered by the independent public accountants for the audit of its financial statements for the year ended December 31, 2000, and the reviews of its financial statements included in its Forms 10-Q for the 2000 fiscal year.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

     The independent public accountants did not bill the Company for any financial information system design and implementation fees for services rendered in 2000.

ALL OTHER FEES

     In addition to the audit fees described above, the independent public accountants billed the Company $345,451 in aggregate fees for other professional services rendered in 2000. Such fees were primarily for tax services.

                                 OTHER MATTERS

     The Board of Directors does not know at this time of any other or further business that may come before the Annual Meeting, but, if any such matters should hereafter become known or determined and be properly brought before such Annual Meeting for action, the proxy holders will vote upon the same according to their discretion and best judgment.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, in a limited number of instances, officers, directors and regular employees of the Company may, for no additional compensation, solicit proxies in person or by telephone to vote for all nominees.

                                                   By Order of the Board of
                                                   Directors,

                                                         H. JAMES MCKNIGHT
                                                             Secretary
March 30, 2001

                                                                      APPENDIX A
                           MICHAEL BAKER CORPORATION

                           CHARTER -- AUDIT COMMITTEE

                          (ADOPTED AS OF MAY 23, 2000)

                                 COMMITTEE ROLE

     The committee's role is to act on behalf of the board of directors and oversee all material aspects of the company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

     The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                              COMMITTEE MEMBERSHIP

     The committee shall consist of at least three independent board members. Committee members shall have (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

     One member should be literate in business and financial reporting and control, including knowledge of the regulatory requirements and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments and committee chairman shall be approved annually by the full board upon recommendation of the Chairman of the Board.

                         COMMITTEE OPERATING PRINCIPLES

     The committee shall fulfill its responsibilities within the context of the following overriding principles:

- Communications -- The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

- Committee Education/Orientation -- The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

- Meeting Agenda -- Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

- Committee Expectations and Information Needs -- The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others the week prior to the meeting. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

- External Resources -- The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

- Committee Meeting Attendees -- The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee's responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

- Reporting to the Board of Directors -- The committee, through the committee chairperson, shall report, after each meeting, to the full board. In addition, summarized minutes from committee meetings shall be available to each board member.

- Committee Self Assessment -- The committee shall review, discuss, and assess its own performance as well as the committee's role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

- Independent Board Members -- The board shall be composed of executive and nonexecutive members. Independent members are nonexecutive members who have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation.

     All members of the Committee must be "independent". The following categories of person have been determined by the Board of Directors to not be considered "independent":

- a director who is employed by the Corporation for the current year or any of the past three years;

- a director who has accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

- a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

- a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

- a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

     Notwithstanding the above, there may be one member of this Committee who does not meet the above standards of independence; provided that such member is not a current employee or an immediate family member of such an employee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on this Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

                               MEETING FREQUENCY

     The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

                           REPORTING TO SHAREHOLDERS

     The committee shall make available to shareholders a summary report on the scope of its activities. This report will be included in the company's annual proxy statement. The first report will be issued in 2001 as required by the SEC rules.

          COMMITTEE'S RELATIONSHIP WITH EXTERNAL AND INTERNAL AUDITORS

- The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

- As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations. In executing its oversight role, the board or committee should review the work of external auditors.

- The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

- The internal audit function shall be responsible to the board of directors through the committee.

- If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

- Changes in those in charge of internal audit or corporate compliance shall be subject to committee approval.

                       PRIMARY COMMITTEE RESPONSIBILITIES

          MONITOR FINANCIAL REPORTING AND RISK CONTROL RELATED MATTERS

The committee should review and assess:

- Risk Management -- The company's business risk management process, including the adequacy of the company's overall control environment and controls in selected areas representing significant financial and business risk.

- Annual Reports and Other Major Regulatory Filings -- All major financial reports in advance of filings or distribution.

- Internal Controls and Regulatory Compliance -- The company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

- Internal Audit Responsibilities -- The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response.

- Regulatory Examinations -- SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

- External Audit Responsibilities -- Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

- Financial Reporting and Controls -- Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

- Auditor Recommendations -- Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The committee should review, assess, and approve:

- The code of ethical conduct. (Annually)

- The internal auditor charter. (Annually)

- Changes in important accounting principles and the application thereof in both interim and annual financial reports.

- Significant conflicts of interest and related-party transactions.

- External auditor performance and changes in external audit firm (subject to ratification by the full board).

- Internal auditor performance and changes in internal audit leadership and/or key financial management.

                              LIMITATION OF DUTIES

While this Committee has the responsibilities and powers set forth in this Charter, it is not the duty of this Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Corporation's independent public accountants. Nor is it the duty of this Committee to conduct investigations to resolve disagreements, if any, between management and the Corporation's independent public accountants or to assure compliance with laws and regulations.

IF THE NAME ON YOUR PROXY CARD IS:
     Michael Baker Corp. Common OR
     Michael Baker Corp. Common ESOP

YOU ARE VOTING FOR NOMINEES IN SLATE 1 ONLY



IF THE NAME ON YOUR PROXY CARD IS:
     Michael Baker Corp. Ser B Common OR
     Michael Baker Corp. Ser B Common ESOP

YOU ARE VOTING FOR NOMINEES IN SLATE 2 ONLY




                                     PROXY
                           MICHAEL BAKER CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned stockholder hereby appoints Richard L. Shaw and Donald P. Fusilli, Jr. and each or any one of them, with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, all the shares of stock of Michael Baker Corp. (the "Company"), held of record by the undersigned on March 1, 2001, at the Annual Meeting of the Stockholders (the "Annual Meeting") to be held on April 25, 2001, or any adjournments thereof.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL

                       (To be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           MICHAEL BAKER CORPORATION

                                 April 25, 2001

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.






TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.



YOUR CONTROL NUMBER IS         [                  ]

      ---------------------------------------------
NOTE: REFER TO REVERSE SIDE FOR VOTING INSTRUCTIONS
           DEPENDING UPON WHICH STOCK YOU OWN.
      ---------------------------------------------

            \/  Please Detach and Mail in the Envelope Provided  \/



A  [X] Please mark your
       votes as in this
       example.


                   FOR     WITHHELD
1. ELECTION OF     [ ]       [ ]                       NOMINEES: Slate 1 - Common Only         Slate 2 - Series B Common Only
   DIRECTORS.                                                    Robert N. Bontempo            Robert N. Bontempo
                                                                 Nicholas P. Constantakis      Nicholas P. Constantakis
(INSTRUCTION: To withhold authority to vote for                  William Copeland              Donald P. Fusilli, Jr.
any individual nominee(s), write the name of such                Donald P. Fusilli, Jr.        Thomas D. Larson
nominee(s) in the space below):                                  Roy V. Gavert, Jr.            John E. Murray, Jr.
                                                                 Thomas D. Larson              Richard L. Shaw
                                                                 John E. Murray, Jr.
                                                                 Pamela S. Pierce
_________________________________________________                Richard L. Shaw


                                                                               PLEASE MARK, SIGN BELOW, DATE, AND RETURN THIS PROXY
                                                                                        PROMPTLY IN THE ENCLOSED ENVELOPE




Signature _____________________________ Signature if held jointly ___________________________ DATED: ___________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE

                         ANNUAL MEETING OF STOCKHOLDERS
                           MICHAEL BAKER CORPORATION

                                     COMMON

                                 April 25, 2001


            \/  Please Detach and Mail in the Envelope Provided  \/



A  [X] Please mark your
       votes as in this
       example.


                   FOR     WITHHELD
1. ELECTION OF     [ ]       [ ]                       NOMINEES: Slate 1 - Common Only         Slate 2 - Series B Common Only
   DIRECTORS.                                                    Robert N. Bontempo            Robert N. Bontempo
                                                                 Nicholas P. Constantakis      Nicholas P. Constantakis
(INSTRUCTION: To withhold authority to vote for                  William Copeland              Donald P. Fusilli, Jr.
any individual nominee(s), write the name of such                Donald P. Fusilli, Jr.        Thomas D. Larson
nominee(s) in the space below):                                  Roy V. Gavert, Jr.            John E. Murray, Jr.
                                                                 Thomas D. Larson              Richard L. Shaw
                                                                 John E. Murray, Jr.
                                                                 Pamela S. Pierce
_________________________________________________                Richard L. Shaw


                                                                              PLEASE MARK, SIGN BELOW, DATE, AND RETURN THIS PROXY
                                                                                       PROMPTLY IN THE ENCLOSED ENVELOPE




Signature _____________________________ Signature if held jointly ___________________________ DATED: ___________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.